UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2025
Crown Electrokinetics Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39924	47-5423944
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1110 NE Circle Blvd.
Corvallis, Oregon 97330
(Address of principal executive offices and zip code)
(458) 212-2500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 16, 2025, Crown Electrokinetics Corp. (the “Company”) filed a Certificate of Designations, Preferences and Rights to create a new series of preferred stock designated as Series G Preferred Stock (“Series G Preferred Stock”), with the Secretary of State of the State of Delaware (the “Certificate of Designations”). The following is only a summary of the Certificate of Designations, and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Designation, Amount, and Par Value. The number of shares of Series G Preferred Stock designated is one (1). The share of Series G Preferred Stock has a par value of $0.0001 per share.

Voting Rights. The holder of Series G Preferred Stock will have the right to vote, together with the shares of common stock and any other series of preferred stock then outstanding, at any meeting of stockholders, such that the aggregate voting power of the Series G Preferred Stock is equal to 51% of the total voting power of the Company.

Conversion Rights. The Series G Preferred Stock is not convertible into shares of common stock or any other security of the Company.

Dividend Rights. The Series G Preferred Stock is not entitled to receive any dividends.

Liquidation Rights. The Series G Preferred Stock has no right to receive any assets of the Company upon liquidation.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Designations, Preferences and Rights of Series G Preferred Stock filed with the Secretary of State of the State of Delaware on May 16, 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 19, 2025

CROWN ELECTROKINETICS CORP.

By:	/s/ Doug Croxall
	Name:	Doug Croxall
	Title:	Chief Executive Officer